UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of report (date of earliest event reported):
                      January 7, 2004 (January 5, 2004)


                            The Warnaco Group, Inc.
                            -----------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                   001-10857                95-4032739
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(State or other jurisdiction  (Commission file number)     (IRS employer
    of incorporation)                                    identification no.)

501 Seventh Avenue, New York, New York                   10018
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(Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code:  (212) 287-8000
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         (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On January 7, 2004, The Warnaco Group, Inc. (the "Company") issued a press release announcing the unexpected death of Non-Executive Chairman Stuart
D. Buchalter, 66, on January 6, 2004. The press release also announced that the Company's Board of Directors named Charles R. Perrin Acting Non-Executive Chairman of the Board. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

         In addition, on January 7, 2004, the Company issued a separate press release announcing that Robert A. Bowman had been elected to its Board of Directors. Mr. Bowman will fill a directorship vacated by Antonio C. Alvarez II, who resigned from the Company's Board of Directors on January 5, 2004. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

                  Exhibit No.              Description
                  ----------               -----------

                       99.1                Press Release, dated January 7, 2004

                       99.2                Press Release, dated January 7, 2004

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WARNACO GROUP, INC.



Date:  January 7, 2004                  By:   /s/ Jay A. Galluzzo
                                              --------------------------------
                                              Name:    Jay A. Galluzzo
                                              Title:   Vice President, General
                                                       Counsel and Secretary

                                 EXHIBIT INDEX

   Exhibit No.      Document
   ----------       --------

       99.1         Press Release, dated January 7, 2004

       99.2         Press Release, dated January 7, 2004

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts
Media:
Doug Morris
Gavin Anderson & Company
212-515-1964

Investors:
Allison Malkin/Chad Jacobs
Integrated Corporate Relations
203-222-9013

                  WARNACO SADLY ANNOUNCES UNEXPECTED DEATH OF

                    NON-EXECUTIVE CHAIRMAN STUART BUCHALTER

          Director Charles Perrin Named Acting Non-Executive Chairman


NEW YORK - January 7, 2004 - The Warnaco Group, Inc. (NASDAQ: WRNC) today regretfully announced that Non-Executive Chairman Stuart D. Buchalter, 66, passed away unexpectedly yesterday afternoon.

Mr. Buchalter joined the Warnaco Board in February 2000 and played a critical role in the successful turnaround of the Company, serving on the Board's restructuring committee from June 2001 to February 2003. He was elected Non-Executive Chairman of the Board in November 2001.

Joe Gromek, Warnaco's President and Chief Executive Officer, said, "We are deeply saddened by the loss of Stuart, and our thoughts and prayers are with his family. Stuart was admired and respected as both a friend and colleague. His contributions to Warnaco were instrumental to its reorganization. He will be greatly missed."

Mr. Buchalter was Of Counsel to the California-based law firm of Buchalter, Nemer, Fields & Younger P.C. He also served as a director of City National Corporation and as Chairman of the Board of Trustees of Otis College of Art & Design. Mr. Buchalter earned his law degree at Harvard University in 1962 and his Bachelor of Arts degree at the University of California at Berkley in 1959.

Warnaco's Board of Directors has named Charles R. Perrin Acting Non-Executive Chairman of the Board. Mr. Perrin, 58, joined the Warnaco Board in April 2003. He previously served as Chairman and Chief Executive Officer of Avon Products, Inc., and before that Chairman and Chief Executive Officer of Duracell International, Inc., where he led the Company's successful privatization and subsequent sale to The Gillette Company. Mr. Perrin is also the Chairman of Clearpool, Inc. and a member of the Board of Directors of Campbell Soup Company. Mr. Perrin holds an M.B.A. from Columbia University and a B.A. from Trinity College.

Mr. Perrin said, "We were all greatly honored to work alongside Stuart. His outstanding leadership, strong commitment and deep integrity were all crucial factors in the renewed success of Warnaco. Stuart was truly an inspiration to us all both professionally and personally, and we will work to carry on his legacy."

About The Warnaco Group, Inc.

The Warnaco Group, Inc. (NASDAQ: WRNC), headquartered in New York, is a leading manufacturer of intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear and accessories sold under such owned and licensed brands as Warner's(R), Olga(R), Lejaby(R), Body Nancy Ganz(TM), Chaps Ralph Lauren(R), Calvin Klein(R) men's and women's underwear, men's accessories, men's, women's, junior women's and children's jeans and women's and juniors swimwear, Speedo(R) men's, women's and children's swimwear, sportswear and swimwear accessories, Anne Cole Collection(R), Cole of California(R), Catalina(R) and Nautica(R) swimwear.

                                                                Exhibit 99.2

FOR IMMEDIATE RELEASE

Contacts
Media:
Doug Morris
Gavin Anderson & Company
212-515-1964

Investors:
Allison Malkin/Chad Jacobs
Integrated Corporate Relations
203-222-9013


              ROBERT BOWMAN ELECTED TO WARNACO BOARD OF DIRECTORS

NEW YORK - January 7, 2004 - The Warnaco Group, Inc. (NASDAQ: WRNC) today announced that Robert A. Bowman has been elected to its Board of Directors. Mr. Bowman will fill a directorship vacated by Antonio C. Alvarez II, who resigned from Warnaco's Board on January 5, 2004.

Mr. Bowman, 48, currently serves as President and Chief Executive Officer of Major League Baseball Advanced Media (MLB.com), the internet and interactive media unit of Major League Baseball. Previously, he was President and Chief Executive Officer of Cyberian Outpost, Inc. Prior to joining Cyberian Outpost, Mr. Bowman held several senior management positions at ITT Corporation, including President, Chief Operating Officer and Chief Financial Officer. Earlier in his career, he served for eight years as Treasurer of the State of Michigan.

Mr. Bowman holds a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Arts degree from Harvard University.

Mr. Alvarez's resignation follows the engagement of Alvarez and Marsal, Inc. to advise Levi Strauss & Company on its turnaround. Mr. Alvarez is a co-founding Managing Director of Alvarez & Marsal, Inc. and serves as the lead advisor on the Levi's project. Mr. Alvarez served on Warnaco's Board since March 2002; he also served as Warnaco's Chief Executive Officer from November 2001 until April 2003.

Joe Gromek, Warnaco's President and Chief Executive Officer, said, "Tony has made invaluable contributions to Warnaco, and we are truly thankful to him for his superb work and commitment. While we are sad to see Tony leave, we are excited to begin working with Bob and trust that his wide-ranging financial skills and retail experience will be of significant benefit to Warnaco."

About The Warnaco Group, Inc.

The Warnaco Group, Inc. (NASDAQ: WRNC), headquartered in New York, is a leading manufacturer of intimate apparel, menswear, jeanswear, swimwear, men's and women's sportswear and accessories sold under such owned and licensed brands as Warner's(R), Olga(R), Lejaby(R), Body Nancy Ganz(TM), Chaps Ralph Lauren(R), Calvin Klein(R) men's and women's underwear, men's accessories, men's, women's, junior women's and children's jeans and women's and juniors swimwear, Speedo(R) men's, women's and children's swimwear, sportswear and swimwear accessories, Anne Cole Collection(R), Cole of California(R), Catalina(R) and Nautica(R) swimwear.